FIRST AMENDMENT TO AMENDED AND RESTATED
                        LOAN AGREEMENT AND LIMITED WAIVER


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT AND LIMITED WAIVER ("AMENDMENT") is made and entered into as of April 19, 2002, between EVOLVE SOFTWARE, INC., a Delaware corporation (herein called "BORROWER"), and COMERICA BANK-CALIFORNIA ("BANK").

                                    RECITALS

     A. Borrower and Bank entered into that certain Amended and Restated Loan Agreement dated as of November 13, 2001 (as the same may from time to time be modified, amended, supplemented, restated or superseded, the "LOAN AGREEMENT"), pursuant to which Bank agreed to extend and maintain loans available to Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

     B. Borrower is presently in violation of the financial covenant set forth in Section 8 of the Loan Agreement that Borrower maintain Maximum Leverage Ratio not to exceed 2.25 for the applicable period commencing on December 31, 2001 until March 31, 2002, which violation constitutes an Event of Default under
Section  10  of  the  Loan  Agreement  (the  "Current  Event  of  Default").

     C. Borrower has requested that (i) Bank waive the Current Event of Default, and (ii) amend the Loan Agreement and Bank is willing to do so, but only to the extent, in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth herein.



                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Bank to enter into this Amendment, Borrower and Bank hereby agree as follows:

     SECTION 1. LIMITED WAIVER. At Borrower's request, Bank hereby waives the Current Event of Default.

     SECTION 2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is Hereby amended as follows:

     2.1 SECTION 8. Sections 8.(f), 8(g) and 8(h) of the Loan Agreement are deleted in their entirety and the following is inserted in lieu thereof:


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          "FINANCIAL  COVENANTS.  Borrower  shall:

               (f) BANK LIQUIDITY RATIO. Maintain at all times a Bank Liquidity Ratio of not less than 1.25:1.00. As used herein, "BANK LIQUIDITY RATIO" on any given date shall be defined as (a) the sum of cash deposited by Borrower with Bank plus cash deposited by Borrower with Custodian to (b) the sum of the aggregate amount of Committed Revolving Line and Equipment Advances not otherwise cash-collateralized as of such date.

               (g) MINIMUM UNRESTRICTED CASH. Maintain at all times, measured on a monthly basis, Unrestricted Cash of not less than $8,000,000. "UNRESTRICTED CASH" shall mean cash deposited by Borrower with Bank plus cash deposited by Borrower with Custodian plus the amounts on deposit in Borrower's Certificate of Deposit with Bank.

               (h) MINIMUM REVENUE. Measured on a quarterly basis, maintain revenues greater than:

          during  the  quarter  ending  March  31,  2002,  $2,500,000;

          during  the  quarter  ending  June  30,  2002,  $3,500,000;

          during the quarter ending September 30, 2002, $4,500,000; and during the quarter ending December 31, 2002 and during  each  quarter  thereafter,  $6,500,000."

     2.2 The following definition is added to the list of definitions set forth on Exhibit A to the Loan Agreement, inserted in its proper alphabetical sequence:

          "FIRST AMENDMENT" shall mean that certain First Amendment to Amended and Restated Loan Agreement and Limited Waiver dated as of April 19, 2002, by and between Borrower and Bank."

     2.3 The definition of "Loan Documents" set forth on Exhibit A to the Loan Agreement is hereby amended by adding "the First Amendment" to the documents listed therein.

     SECTION  3.  LIMITATIONS  ON  AMENDMENTS.

     3.1. The waiver set forth in SECTION 1 above, and the amendment set forth in SECTION 2 above, shall be limited precisely as written and shall not be deemed to (i) be a waiver of or an amendment to any other term or condition of the Loan Agreement or any other Loan Document, (ii) prejudice any right or remedy which any party may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, or (iii) be a consent to any future waiver or amendment.

     3.2. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.


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     SECTION 4. REAFFIRMATION AND ACKNOWLEDGEMENT. Borrower hereby reaffirms its obligations under the Loan Documents and ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted to Bank pursuant to the Loan Documents, as collateral security for the Obligations, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such Obligations, continues to be and remain collateral for such Obligations from and after the date hereof.

     SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

     6.1 Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

     6.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party; and

     6.3 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower.

     SECTION 7. CONDITIONS PRECEDENT. The legal effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

     7.1 EXECUTED AMENDMENT. Bank shall have received this Amendment duly executed and delivered by Borrower and the same shall have become effective.

     7.2 WAIVER FEE. Bank shall have received from the Borrower a waiver fee in the amount of Two Hundred Fifty Dollars ($250).

     7.3 MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in either (a) the business, financial condition or prospects of Borrower as shown on the most recent financial statements submitted to Bank or disclosed to Bank, respectively, and relied upon by Bank in entering into this Amendment, or (b) in the prospect of repayment of any portion of the Obligations, or (c) the value or priority of Bank's security interest in the Collateral.

     7.4 NO DEFAULT. Other than Current Event of Default, no Event of Default has occurred that remains uncured and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default.

     7.5 PAYMENT OF FEES. Bank shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this Amendment and the transactions contemplated hereby.


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     7.6  OTHER  DOCUMENTS.  Bank  shall  have  received  such  other documents, information and items from Borrower as it shall reasonably request to effectuate the transactions contemplated hereby.

     SECTION 8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.

BANK:                                      BORROWER:

COMERICA  BANK-CALIFORNIA                  EVOLVE  SOFTWARE,  INC.,

                                           a  Delaware  corporation

By:  /s/  Philip  Koblis                   By:  /s/  Kenneth  J.  Bozzini
     --------------------------------           --------------------------------
Name:  Philip  Koblis                      Name:  Kenneth  J.  Bozzini
                                                --------------------------------
Title:  Assistant  Vice  President         Title:   CFO
                                                 -------------------------------


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